UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/14/2006

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On February 8, 2006, Quantum Fuel Systems Technologies Worldwide, Inc. ("Registrant"), Regency Acquisition Co., LLC ("Acquisition Sub"), Regency Conversions, Inc. ("Regency"), Wayne Davis, and Rick Stacy (collectively, the "Regency Shareholders") entered into and closed an Agreement and Plan of Merger ("Merger Agreement") by which Regency merged with and into Acquisition Sub. Pursuant to the Merger Agreement, the Regency Shareholders exchanged all of their shares of Regency common stock for $3,300,000 cash, plus 1,815,000 shares of the Registrant's common stock ("Merger Shares") valued at approximately $7,730,000. Following the merger, Acquisition Sub will continue as Regency Conversions, LLC, a wholly owned subsidiary of Tecstar Automotive Group, Inc., a wholly owned subsidiary of the Registrant.   A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 3.02.    Unregistered Sales of Equity Securities

The disclosures set forth above in Item 1.01 are incorporated herein by this reference. The Merger Shares issued in connection with the Merger Agreement were issued in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 506 of Regulation D.   The issuance of the Merger Shares is exempt because it was a private sale made without general solicitation or advertising exclusively to two "accredited investors" as defined in Rule 501 of the Securities Act. Further, each certificate issued to the Regency Shareholders bears a legend providing, in substance, that the securities represented by the certificate have been acquired for investment only and may not be sold, transferred or assigned in the absence of an effective registration statement or opinion of the Registrant's counsel that registration is not required under the Securities Act.   The Merger Shares carry certain piggyback registration rights.

Item 7.01.    Regulation FD Disclosure

On February 10, 2006, the Registrant issued a press release announcing the acquisition of Regency Conversions, Inc. A copy of the press release is furnished herein as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.

2.1        Agreement and Plan of Merger, dated February 8, 2006, by and among Quantum Fuel Systems Technologies Worldwide, Inc., Regency Acquisition Co., LLC, Regency Conversions, Inc., Wayne Davis and Rick Stacy.

99.1        Press Release dated February 10, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC

Date: February 14, 2006	By:	/s/ W. Brian Olson
W. Brian Olson
CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 10, 2006
EX-2.1	Agreement and Plan of Merger dated February 8, 2006